SCHEDULE OF CASH AND CASH EQUIVALENTS (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 USD ($)	Jun. 30, 2025 JPY (¥)	Jun. 30, 2024 USD ($)	Jun. 30, 2024 JPY (¥)	Jun. 30, 2023 JPY (¥)	Jun. 30, 2022 JPY (¥)
Notes and other explanatory information [abstract]
Bank deposits	$ 46	¥ 6,572		¥ 86,757
Time deposits with banks	32	4,600		4,700
Cash on hand	15	2,176		2,597
Cash on hand	$ 93	¥ 13,348	$ 652	¥ 94,054	¥ 69,465	¥ 52,970